Exhibit 21.01

Valero Energy Corporation and Subsidiaries
as of February 17, 2012

Name of Entity	State of Incorporation/Organization

AUTOTRONIC SYSTEMS, INC.	Delaware
BIG DIAMOND, INC.	Texas
BIG DIAMOND NUMBER 1, INC.	Texas
CANADIAN ULTRAMAR COMPANY	Nova Scotia
CANALUX L.P.	Newfoundland and Labrador
COLONNADE VERMONT INSURANCE COMPANY	Vermont
DIAMOND ALTERNATIVE ENERGY, LLC	Delaware
DIAMOND ALTERNATIVE ENERGY OF CANADA INC.	Canada
DIAMOND GREEN DIESEL HOLDINGS LLC	Delaware
DIAMOND GREEN DIESEL LLC	Delaware
DIAMOND K RANCH LLC	Texas
DIAMOND OMEGA COMPANY, L.L.C.	Delaware
DIAMOND SHAMROCK ARIZONA, INC.	Delaware
DIAMOND SHAMROCK REFINING COMPANY, L.P.	Delaware
DIAMOND SHAMROCK STATIONS, INC.	Delaware
DIAMOND UNIT INVESTMENTS, L.L.C.	Delaware
DSRM NATIONAL BANK	U.S.A.
EASTVIEW FUEL OILS LIMITED	Ontario
EMERALD MARKETING, INC.	Texas
GOLDEN EAGLE ASSURANCE LIMITED	British Columbia
HUNTWAY REFINING COMPANY	Delaware
KINROSS CELLULOSIC ETHANOL LLC	Delaware
MAINLINE PIPELINES LIMITED	England and Wales
MICHIGAN REDEVELOPMENT GP, LLC	Delaware
MICHIGAN REDEVELOPMENT, L.P.	Delaware
MRP PROPERTIES COMPANY, LLC	Michigan
NATIONAL CONVENIENCE STORES INCORPORATED	Delaware
NECHES RIVER HOLDING CORP.	Delaware
OCEANIC TANKERS AGENCY LIMITED	Quebec
PORT ARTHUR COKER COMPANY L.P.	Delaware
PREMCOR USA INC.	Delaware
PROPERTY RESTORATION, L.P.	Delaware
ROBINSON OIL COMPANY (1987) LIMITED	Nova Scotia
SABINE RIVER HOLDING CORP.	Delaware
SABINE RIVER LLC	Delaware
SIGMOR BEVERAGE, INC.	Texas
SIGMOR CORPORATION	Delaware
SIGMOR NUMBER 5, INC.	Texas
SIGMOR NUMBER 43, INC.	Texas

SIGMOR NUMBER 79, INC.	Texas
SIGMOR NUMBER 80, INC.	Texas
SIGMOR NUMBER 103, INC.	Texas
SIGMOR NUMBER 105, INC.	Texas
SIGMOR NUMBER 119, INC.	Texas
SIGMOR NUMBER 178, INC.	Texas
SIGMOR NUMBER 196, INC.	Texas
SIGMOR NUMBER 238, INC.	Texas
SIGMOR NUMBER 259, INC.	Texas
SIGMOR NUMBER 422, INC.	Texas
SKIPPER BEVERAGE COMPANY, INC.	Texas
SUNBELT REFINING COMPANY, L.P.	Delaware
SUNSHINE BEVERAGE CO.	Texas
TEXOIL LIMITED	Ireland
THE PREMCOR PIPELINE CO.	Delaware
THE PREMCOR REFINING GROUP INC.	Delaware
THE SHAMROCK PIPE LINE CORPORATION	Delaware
TOC-DS COMPANY	Delaware
ULTRAMAR ACCEPTANCE INC.	Canada
ULTRAMAR ENERGY INC.	Delaware
ULTRAMAR INC.	Nevada
ULTRAMAR LTD.	Canada
ULTRAMAR SERVICES INC.	Canada
VALERO ARUBA ACQUISITION COMPANY I, LTD.	Virgin Islands (U.K.)
VALERO ARUBA FINANCE INTERNATIONAL, LTD.	Virgin Islands (U.K.)
VALERO ARUBA HOLDING COMPANY N.V.	Aruba
VALERO ARUBA HOLDINGS INTERNATIONAL, LTD.	Virgin Islands (U.K.)
VALERO ARUBA MAINTENANCE/OPERATIONS COMPANY N.V.	Aruba
VALERO CALIFORNIA RETAIL COMPANY	Delaware
VALERO CAMBRIA LLC	Delaware
VALERO CANADA FINANCE, INC.	Delaware
VALERO CANADA L.P.	Newfoundland
VALERO CAPITAL CORPORATION	Delaware
VALERO CARIBBEAN SERVICES COMPANY	Delaware
VALERO CLAIMS MANAGEMENT, INC.	Texas
VALERO COKER CORPORATION ARUBA N.V.	Aruba
VALERO CUSTOMS & TRADE SERVICES, INC.	Delaware
VALERO DIAMOND, L.P.	Texas
VALERO DIAMOND METRO, INC.	Michigan
VALERO ENERGY ARUBA II COMPANY	Cayman Islands
VALERO ENERGY CORPORATION (parent)	Delaware
VALERO ENERGY (IRELAND) LIMITED	Ireland
VALERO ENERGY LTD	England and Wales
VALERO EQUITY SERVICES LTD	England and Wales
VALERO FINANCE L.P. I	Newfoundland

VALERO FINANCE L.P. II	Newfoundland
VALERO FINANCE L.P. III	Newfoundland
VALERO GRAIN MARKETING, LLC	Texas
VALERO HOLDCO UK LTD	United Kingdom
VALERO HOLDINGS, INC.	Delaware
VALERO INTERNATIONAL HOLDINGS, INC.	Nevada
VALERO LUX COMPANY I S.à r.l.	Luxembourg
VALERO LUX COMPANY II S.à r.l.	Luxembourg
VALERO MARKETING & SUPPLY-ARUBA N.V.	Aruba
VALERO MARKETING AND SUPPLY COMPANY	Delaware
VALERO MARKETING AND SUPPLY INTERNATIONAL LTD.	Cayman Islands
VALERO MISSION COMPANY, LLC	Delaware
VALERO MKS LOGISTICS, L.L.C.	Delaware
VALERO MOSELLE COMPANY S.à r.l.	Luxembourg
VALERO NEDERLAND COÖPERATIEF U.A.	The Netherlands
VALERO NEW AMSTERDAM B.V.	The Netherlands
VALERO OMEGA COMPANY, L.L.C.	Delaware
VALERO OPERATIONS SUPPORT, LTD	England and Wales
VALERO PAYMENT SERVICES COMPANY	Virginia
VALERO PEMBROKESHIRE LLC	Delaware
VALERO POWER MARKETING COMPANY	Delaware
VALERO REFINING AND MARKETING COMPANY	Delaware
VALERO REFINING COMPANY-ARUBA N.V.	Aruba
VALERO REFINING COMPANY-CALIFORNIA	Delaware
VALERO REFINING COMPANY-OKLAHOMA	Michigan
VALERO REFINING COMPANY-TENNESSEE, L.L.C.	Delaware
VALERO REFINING-MERAUX LLC	Delaware
VALERO REFINING-NEW ORLEANS, L.L.C.	Delaware
VALERO REFINING-TEXAS, L.P.	Texas
VALERO RENEWABLE FUELS COMPANY, LLC	Texas
VALERO RETAIL HOLDINGS, INC.	Delaware
VALERO SECURITY SYSTEMS, INC.	Delaware
VALERO SERVICES, INC.	Delaware
VALERO TERMINALING AND DISTRIBUTION COMPANY	Delaware
VALERO TEXAS POWER MARKETING, INC.	Delaware
VALERO UK LTD	United Kingdom
VALERO ULTRAMAR HOLDINGS INC.	Delaware
VALERO UNIT INVESTMENTS, L.L.C.	Delaware
VALERO WEST WALES LLC	Delaware
VALLEY SHAMROCK, INC.	Texas
VEC TRUST I	Delaware
VEC TRUST III	Delaware
VEC TRUST IV	Delaware
VRG PROPERTIES COMPANY	Delaware
VTD PROPERTIES COMPANY	Delaware

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